SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    August 22, 2001

RESTORATION HARDWARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-24261 (Commission File Number)	68-0140361 (IRS Employer Identification No.)

15 Koch Road, Suite J, Corte Madera, California (Address of Principal Executive Offices)	94925 (Zip Code)

(415) 924-1005
(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events

     On August 22, 2001, we issued a press release announcing our second quarter results. The full text of the press release in connection with our second quarter results is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 22, 2001, regarding the registrant’s second quarter results

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Dated: August 22, 2001	By:	/s/ Gary G. Friedman

Gary G. Friedman, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 22, 2001, regarding the registrant’s second quarter results